SCHEDULE 14C
                                 (RULE 14C-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION

        INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Check  the  appropriate  box:

     [X]  Preliminary Information Statement
     [_] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
     [_]  Definitive Information Statement


                                    ITIS INC.
                (Name of Registrant as Specified in its Charter)


Payment of Filing Fee (check the appropriate box):

     [_]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
          1)   Title of each class of securities to which transaction applies:
          2)   Aggregate number of securities to which transaction applies:
          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth amount on which filing fee is calculated and state how it was determined):
          4)   Proposed maximum aggregate value of transaction:
          5)   Total fee paid:
     [_]  Fee paid previously with preliminary materials.
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offering fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.
          1)   Amount previously paid:
          2)   Form, Schedule or Registration Statement No.:
          3)   Filing Party:
          4)   Date Filed:

                                    ITIS INC.
                          10750 HAMMERLY, SECOND FLOOR
                              HOUSTON, TEXAS 77043
                               __________________

                          WRITTEN CONSENTS RELATING TO
                            REINCORPORATION IN NEVADA
                                  BY MERGER OF

                                    ITIS INC.
                            (A DELAWARE CORPORATION)
                                      INTO
                               ITIS HOLDINGS INC.
                             (A NEVADA CORPORATION)

     NOTICE IS HEREBY GIVEN that we have received written consents in lieu of a meeting from stockholders representing a majority of the outstanding shares of common stock, $.001 par value per share, approving the reincorporation of ITIS INC. in Nevada by merger with and into our wholly-owned Nevada subsidiary, ITIS HOLDINGS INC.
                               __________________

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
                               __________________

     As of the close of business on September 13, 2002, the record date for shares entitled to notice of and to sign written consents in connection with the reincorporation, there were 51,715,788 shares of our common stock outstanding. Each share of our common stock is entitled to one vote in connection with the reincorporation. Simultaneously with the mailing of this Information Statement, certain of our officers, directors and affiliates, who represent a majority of the outstanding shares of our common stock, signed written consents approving the reincorporation. As a result, the Plan and Agreement of Merger has been approved and neither a meeting of our stockholders nor additional written consents are necessary.

     The Plan and Agreement of Merger provides for the mandatory exchange of certificates representing shares of ITIS INC. for certificates representing shares of ITIS HOLDINGS INC. We urge you to follow the instructions set forth in the attached information statement under "How to Exchange Certificates" to surrender certificates representing shares of ITIS INC. for certificates representing ITIS HOLDINGS INC.

                                       By Order of the Board of Directors,
                                       Carol A. Wilson
                                       Secretary

Houston, Texas
September 16, 2002

                                     SUMMARY


TRANSACTION:                  Reincorporation  in  Nevada

PURPOSE: To provide greater flexibility and simplicity in corporate transactions, reduce taxes and other costs of doing business, and reduce the amount of short sales of our common stock. See "Reincorporation in Nevada - Principal Reasons for Reincorporation"

RECORD  DATE:                 September 13, 2002

METHOD: Merger of ITIS INC. with and into our wholly-owned Nevada subsidiary, ITIS HOLDINGS INC. See "Reincorporation in Nevada - Principal Features of the Reincorporation"

                              One share of ITIS HOLDINGS INC. common stock will be issued for each ten shares of ITIS INC. common stock held as of the record date and one share of ITIS HOLDINGS INC. common stock will be issued for each fractional share of ITIS HOLDINGS INC. common stock that would otherwise be issued. See "Reincorporation in Nevada - Principal Features of the Reincorporation"

EXCHANGE  RATIOS:             One  share  of  ITIS HOLDINGS INC. preferred stock
                              with substantially similar rights, preferences, limitations and designations will be issued for each share of ITIS INC. preferred stock outstanding as of the record date. See
                              "Reincorporation in Nevada - Principal Features of the Reincorporation"

EFFECTIVE  DATE:              September 16, 2002

ADDITIONAL                    Mandatory  exchange  of  outstanding  certificates
PROVISIONS:                   representing  shares of ITIS INC. common stock for
                              certificates  representing shares of ITIS HOLDINGS
                              INC. common stock See "Reincorporation in Nevada -
                              How  to  Exchange  ITIS INC. Certificates for ITIS
                              HOLDINGS  INC.  Certificates"

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

QUESTIONS AND ANSWERS . . . . . . . . . . . . . . . . . . . . . . . . . . .    4

STOCK OWNERSHIP . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6

REINCORPORATION IN NEVADA . . . . . . . . . . . . . . . . . . . . . . . . .    7

      Principal Reasons for Reincorporation . . . . . . . . . . . . . . . .    7

      Principal Features of the Reincorporation . . . . . . . . . . . . . .    7

      How to Exchange ITIS INC. Certificates for ITIS HOLDINGS INC.

      Certificates. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8

      Capitalization. . . . . . . . . . . . . . . . . . . . . . . . . . . .    8

      Significant Differences Between ITIS INC. and ITIS HOLDINGS INC . . .    9

DEFENSES AGAINST HOSTILE TAKEOVERS. . . . . . . . . . . . . . . . . . . . .   13

APPRAISAL RIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15

                              INFORMATION STATEMENT


                              QUESTIONS AND ANSWERS

     This Information Statement is first being sent to stockholders on or about September 16, 2002. The following questions and answers are intended to respond to frequently asked questions concerning the reincorporation of ITIS INC. in Nevada. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Information Statement, as well as its appendices and the documents incorporated by reference in this Information Statement.

Q:   WHY  IS  ITIS  INC.  REINCORPORATING  IN  NEVADA?

A: We believe that the reincorporation in Nevada will give us more flexibility and simplicity in various corporate transactions. Nevada has adopted a General Corporation Law that includes by statute many concepts created by judicial rulings in other jurisdictions and provides additional rights in connection with the issuance and redemption of stock. In addition, we believe that there are a substantial number of our shares that have been sold "short" without the delivery of certificates representing the shares sold. This is known as a "naked short" and, we believe, has resulted in significant downward pressure on the value of our common stock. Nevada law permits us to require the delivery of certificates representing our shares when there is a change in our capital structure and, thereby, reduce the number of "naked short" positions affecting the price of our common stock.

Q: WHY ISN'T ITIS INC. HOLDING A MEETING OF STOCKHOLDERS TO APPROVE THE REINCORPORATION?

A: The board of directors has already approved the reincorporation plan and has received the written consent of officers, directors, and affiliates that represent a majority of our outstanding shares of common stock and other voting interests. Under Delaware General Corporation Law and our Certificate of Incorporation this transaction may be approved by the written consent of a majority of the shares entitled to vote on it. Since we have already received written consents representing the necessary number of shares, a meeting is not necessary and represents a substantial and avoidable expense.

Q:   WHAT  ARE  THE  PRINCIPAL  FEATURES  OF  THE  REINCORPORATION?

A: The reincorporation will be accomplished by a merger of ITIS INC. with and into our wholly owned subsidiary, ITIS HOLDINGS INC. One new share of ITIS HOLDINGS INC. will be issued for each 10 shares of our common stock that is held by our stockholders on September 13, 2002, the record date for the reincorporation. In addition, one new share of ITIS HOLDINGS INC. will be issued for any fractional share that would be issuable as a result of the reincorporation. The shares of ITIS INC. will cease to trade on the over-the-counter bulletin board market and the shares of ITIS HOLDINGS INC. will begin trading in their place beginning on September 16, 2003, under a new trading symbol and CUSIP Number that has not yet been assigned. Other securities of ITIS INC., such as preferred stock, options, warrants, other rights to purchase common stock, and securities exchangeable for or convertible into our common stock will also be exchanged for similar securities issued by ITIS HOLDINGS INC.

Q: HOW WILL THE REINCORPORATION AFFECT THE OWNERS, OFFICERS, DIRECTORS AND EMPLOYEES OF ITIS INC.?

A: After the effective date of the reincorporation and the exchange of your stock certificates, you will own the same class and the same percentage of ITIS HOLDINGS INC., subject only to insignificant differences relating to the elimination of fractional shares. Our officers, directors and employees will become the officers, directors and employees of ITIS HOLDINGS INC. after the effective date of the reincorporation. ITIS HOLDINGS INC. will continue our business at the same locations and with the same assets.

Q: HOW DO I EXCHANGE CERTIFICATES OF ITIS INC. FOR CERTIFICATES OF ITIS HOLDINGS INC.?

A: Enclosed with this Information Statement is a letter of transmittal and instructions for surrendering certificates representing our shares. If you are a record shareholder, you should complete the letter of transmittal and send it with certificates representing our shares to the address set forth in the letter. Upon surrender of a certificate for cancellation with a duly executed letter of transmittal, ITIS HOLDINGS INC. will issue a new certificate representing the number of whole shares of ITIS HOLDINGS INC. as soon as practical after the effective date of the reincorporation.

Q:   WHAT  HAPPENS  IF  I  DO  NOT  SURRENDER  MY  CERTIFICATES  OF  ITIS  INC.?

A: YOU ARE REQUIRED TO SURRENDER CERTIFICATES REPRESENTING SHARES OF ITIS INC. TO RECEIVE SHARES OF ITIS HOLDINGS INC. All shares of ITIS Inc. outstanding after the effective date of the reincorporation will be cancelled. Until you receive shares of ITIS HOLDINGS INC. you are not entitled to receive notice of or vote at shareholder meetings or receive dividends or other distributions on the shares of ITIS HOLDINGS INC. Under the General Corporation Law of the State of Nevada, we may seek to enforce the delivery of certificates for exchange through proceedings in court.

Q:   WHAT  IF  I  HAVE  LOST  MY  ITIS  INC.  CERTIFICATES?

A: If you have lost your ITIS INC. certificates, you should contact our transfer agent as soon as possible to have a new certificate issued. You may be required to post a bond or other security to reimburse us for any damages or costs if the certificate is later delivered for conversion.

Q:   CAN  I  REQUIRE  ITIS  INC.  TO  PURCHASE  MY  STOCK?

A: No. Under the General Corporation Law of the State of Delaware, you are not entitled to appraisal and purchase of your stock as a result of the reincorporation.

Q:   WHO  WILL  PAY  THE  COSTS  OF  REINCORPORATION?

     ITIS HOLDINGS INC. will pay all of the costs of reincorporation in Nevada, including distributing this Information Statement. Each shareholder must pay the costs of exchanging their certificates for new certificates. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock. We do not anticipate contracting for other services in connection with the reincorporation.

Q:   WILL  I  HAVE  TO  PAY  TAXES  ON  THE  NEW  CERTIFICATES?

A: We believe that the reincorporation is not a taxable event and that you will be entitled to the same basis in the shares of ITIS HOLDINGS INC. that you had in our common stock. EVERYONE'S TAX SITUATION IS DIFFERENT AND YOU SHOULD CONSULT WITH YOUR PERSONAL TAX ADVISOR REGARDING THE TAX EFFECT OF THE REINCORPORATION.

                                 STOCK OWNERSHIP


     The following table sets forth information as of September 13, 2002, regarding the beneficial ownership of our common stock (i) by each person or group known by our management to own more than 5% of the outstanding shares of our common stock, (ii) by each director, the chief executive officer and each of the other four executive officers that were paid more than $100,000 during the last fiscal year, and (iii) by all directors and executive officers as a group. Unless otherwise noted, each person has sole voting and investment power over the shares indicated below, subject to applicable community property laws.

     The mailing address for each person identified below is 10750 Hammerly, Second Floor, Houston, Texas, 77043.


                                                     SHARES     PERCENTAGE OF
                                                  BENEFICIALLY   OUTSTANDING
                       NAME                          OWNED        SHARES (1)

                Hunter M.A. Carr                  19,122,681(2)        36.1
                Kelley V. Kirker                   3,106,571(3)         6.0
                George A. Roberts                  1,493,237            2.9
                W. Paul Thayer                     2,025,000            3.9
                W. Allyn Hoaglund                  1,300,000            2.5
                Bud Rae                            1,325,000            2.6
                Joanna Hoover                        825,000            1.6

                All Officers and Directors as
                a group (9 Persons)               30,161,635(4)        56.8


     *    less  than  1%.

     (1) Percentage of beneficial ownership is based on 51,715,788 shares of common stock outstanding as of September 13, 2002. In computing an individual's beneficial ownership, the number of shares of common stock subject to options held by that individual that are exercisable as of or within 60 days of September 13, 2002, are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the beneficial ownership of any other person.

     (2) Includes options to purchase 1,250,000 common shares that are currently exercisable.

     (3) Includes 850,000 shares held by Mr. Kirker's spouse, as to which Mr. Kirker disclaims beneficial ownership.

     (4) Includes options to purchase 1,350,000 common shares that are currently exercisable.

                            REINCORPORATION IN NEVADA

     The following discussion summarizes certain aspects of our reincorporation in Nevada. This summary does not include all of the provisions of the Plan and Agreement of Merger between ITIS INC. and ITIS HOLDINGS INC., a copy of which is attached hereto as Exhibit "A," or the Articles of Incorporation of ITIS HOLDINGS INC., a copy of which is attached hereto as Exhibit "B." Copies of the Certificate of Incorporation and the bylaws of ITIS INC. and the bylaws of ITIS HOLDINGS INC. are available for inspection at our principal office and we will send copies to shareholders upon request.

PRINCIPAL  REASONS  FOR  REINCORPORATION

     We believe that the reincorporation will provide a greater measure of flexibility and simplicity in corporate governance than is available under Delaware law and will increase the marketability of our securities. Nevada has adopted a modern code governing the formation and operation of corporations. It includes by statute many of the concepts developed judicially in Delaware. In addition, the Nevada law provides for greater flexibility in raising capital and other corporate transactions. In addition, Nevada imposes no franchise taxes or corporate income taxes on corporations that are incorporated in Nevada.

     We believe that the price of our common stock may be artificially depressed due to abnormally high short selling by speculators who are not shareholders. We believe that these sales are conducted through a practice commonly known as a "naked short" sale. Certain brokers may have permitted their customers to sell shares that are neither owned by such customers nor borrowed from another shareholder. As a result, the broker has not delivered the shares sold to the purchasers. If this practice is widespread, it creates severe pressure on the price of our stock since there is no limit on the number of shares that are traded. The reincorporation in Nevada will permit us to require the delivery of certificates representing our shares for exchange in connection with the reincorporation or subsequent changes in our capital structure. Moreover, a provision in the Articles of Incorporation of ITIS HOLDINGS INC. permits the board of directors to require brokers and nominees to disclose the names of beneficial owners of shares held in street name. We believe that the practice of naked short sales, and the depression of our stock price which it has caused, will be discouraged.

PRINCIPAL  FEATURES  OF  THE  REINCORPORATION

     The reincorporation will be effected by the merger of ITIS INC., a Delaware corporation, with and into our wholly owned subsidiary, ITIS HOLDINGS INC., a Nevada corporation. ITIS HOLDINGS INC. will be the surviving entity. The reincorporation became effective on September 16, 2002, the Effective Date.

     On the Effective Date, (i) each of our shareholders as of the record date, September 13, 2002, became entitled to receive one share of ITIS HOLDINGS INC. for each 10 shares of our common stock they owned on the record date and ones share of ITIS HOLDINGS INC. common stock for any fractional interest that they would be entitled to receive, (ii) each of the owners of our 5% Series A

Convertible Preferred Stock became entitled to receive an equal number of shares of the ITIS HOLDINGS INC. Series A Convertible Preferred Stock, (iii) each share of ITIS HOLDINGS INC. common stock owned by ITIS INC. was canceled and resumed the status of authorized and unissued ITIS HOLDINGS INC. common stock, and (iv) ITIS INC. ceased its corporate existence in the State of Delaware.

     The Articles of Incorporation and bylaws of ITIS HOLDINGS INC. are substantially identical to the Certificate of Incorporation and bylaws of ITIS INC. Except for the differences between the laws of the State of Delaware, which govern ITIS INC., and the laws of the State of Nevada, which govern ITIS HOLDINGS INC., your rights as shareholders will not be affected by the reincorporation. See the information under "Significant Differences between ITIS INC. and ITIS HOLDINGS INC." for a summary of the differences between the laws of the State of Delaware and the laws of the State of Nevada.

     The board of directors and officers of ITIS HOLDINGS INC. consists of the persons who were our directors and officers prior to the reincorporation. Our daily business operations will continue at the principal executive offices at 10750 Hammerly, Second Floor, Houston, Texas 77043.

HOW TO EXCHANGE ITIS INC. CERTIFICATES FOR ITIS HOLDINGS INC. CERTIFICATES

     Enclosed are (i) a form letter of transmittal and (ii) instructions for surrender of your certificates representing our common stock in exchange for certificates representing shares of ITIS HOLDINGS INC. common stock. Upon surrender of a certificate representing our common stock to ITIS HOLDINGS INC., together with a duly executed letter of transmittal, ITIS HOLDINGS INC. will issue, as soon as practicable, a certificate representing that number of shares of ITIS HOLDINGS INC. such shareholder is entitled to receive.

     If you own our shares through a nominee or in a brokerage account, you do not have a certificate to submit for exchange. Usually, your nominee or broker will submit certificates representing our shares for exchange on your behalf. Since we believe there have been widespread sales of our stock without actual delivery of certificates, it is possible that your nominee or broker may not have certificates representing all of the shares owned by its customers. We recommend that you contact your nominee or broker and request that a certificate be issued to you so that you may submit it for exchange with the enclosed letter of transmittal. This will ensure that there are actually shares of ITIS HOLDINGS INC. in your name on the books and records of ITIS HOLDINGS INC.

     You are required to surrender your certificates representing our common stock for certificates representing shares of ITIS HOLDINGS INC. Dividends and other distributions declared by ITIS HOLDINGS INC. after the Effective Date with respect to common stock and payable to holders of record thereof after the Effective Date will be paid ONLY to the holders of certificates representing ITIS HOLDINGS INC. common stock and not to the holders of unsurrendered certificates representing shares of ITIS INC. In addition, holders of unsurrendered certificates representing shares of our common stock will not be entitled to notice of or to vote at any meetings of the shareholders of ITIS HOLDINGS INC. until they surrender the certificate representing ITIS INC. common stock. ITIS HOLDINGS INC. may enforce the mandatory delivery of the certificates by action in the Nevada courts if you fail to deliver such certificates for exchange.

CAPITALIZATION

     Our authorized capital on the Effective Date, consisted of 100,000,000 shares of common stock, $.001 par value, and 50,000,000 shares of Preferred stock, $.001 par value. On the Effective Date there were 51,715,788 shares of our common stock and 161.08 shares of our 5% Series A Convertible Preferred Stock outstanding. The authorized capital of ITIS HOLDINGS INC. consists of 200,000,000 shares of capital stock divided into 150,000,000 shares of common stock, $.001 par value per share, and 50,000,000 shares of preferred stock, $.001 par value per share. The board of directors of ITIS HOLDINGS INC. has adopted designations, rights and preferences for 5% Series A Convertible Preferred Stock which are identical to the rights and preferences of the 5% Series A Preferred Stock issued by ITIS INC. As a result of the reincorporation and mandatory exchange of the common stock, ITIS HOLDINGS INC. has outstanding approximately 5,172,000 shares of common stock and 161.08 shares of 5% Series A Convertible Preferred Stock. In addition, ITIS HOLDINGS INC. has reserved 1,500,000 shares of common stock for issuance under outstanding warrants, options and securities convertible into common stock. Accordingly, board of directors of ITIS HOLDINGS INC. will have available approximately 143,328,000 shares of common stock and 49,999,800 shares of preferred stock which are authorized but presently unissued and unreserved. The reincorporation did not affect our total stockholder equity or total capitalization.

     The board of directors of ITIS HOLDINGS INC. may authorize, without further shareholder approval, the issuance of such shares of preferred stock to such persons, for such consideration, and upon such terms as the board of directors determines. Such issuance could result in a significant dilution of the voting rights and the stockholders' equity, of then existing shareholders.

     There are no present plans, understandings or agreements, and we are not engaged in any negotiations that will involve the issuance of the preferred stock. However, the board of directors believes it prudent to have shares of preferred stock available for such corporate purposes as the board of directors may from time to time deem necessary and advisable including, without limitation, acquisitions, the raising of additional capital and assurance of flexibility of action in the future.

     Issuance of additional authorized common stock or preferred stock may have the effect of deterring or thwarting persons seeking to take control of ITIS HOLDINGS INC. through a tender offer, proxy fight or otherwise or to bring about removal of incumbent management or a corporate transaction such as merger. For example, the issuance of common stock or preferred stock could be used to deter or prevent such a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more difficult. See "Defenses Against Hostile Takeovers"

SIGNIFICANT  DIFFERENCES  BETWEEN  THE  ITIS  INC.  AND  ITIS  HOLDINGS  INC.

     ITIS INC. was incorporated under the laws of the State of Delaware and ITIS HOLDINGS INC. is incorporated under the laws of the State of Nevada. Those stockholders that tender their certificates representing the shares of our common stock for exchange will become shareholders of ITIS HOLDINGS INC. Their rights as shareholders will be governed by the Nevada Business Corporation Act ("Nevada law") and the Articles of Incorporation and bylaws of ITIS HOLDINGS INC. rather than the Delaware General Corporation Law ("Delaware law") and the ITIS INC. Certificate of Incorporation and bylaws. The Articles of Incorporation and bylaws of ITIS HOLDINGS INC. are substantially identical to the Certificate of Incorporation and bylaws of ITIS INC.

     The corporate statutes of Nevada and Delaware have certain differences, summarized below. This summary is not intended to be complete, and is qualified by reference to the full text of, and decisions interpreting, Delaware law and Nevada law.

     Classified  Board  of  Directors.  Both  Delaware  and  Nevada  law  permit
     --------------------------------
corporations to classify their board of directors so that less than all of the directors are elected each year to overlapping terms. Both ITIS INC. and ITIS HOLDINGS INC. have classified boards consisting of three classes, elected to three-year terms. As a result of the reincorporation, our directors became directors of ITIS HOLDINGS INC. and were reassigned to new classes to make the number of directors in each class more nearly equal.

     Removal of Directors.  Under Delaware law, members of a classified board of
     --------------------
directors may only be removed for cause. Removal requires the vote of a majority of the outstanding shares entitled to vote for the election of directors. Nevada law provides that any or all directors may be removed by the vote of two-thirds of the voting interests entitled to vote for the election of directors. Nevada does not distinguish between removal of directors with and without cause. The reincorporation may make it more difficult for the shareholders of ITIS HOLDINGS INC. to remove a member of the board of directors.

     Special Meetings of Stockholders.  Delaware law permits special meetings of
     --------------------------------
stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting. Nevada law does not address the manner in which special meetings of stockholders may be called but permits corporations to determine the manner in which meetings are called in their bylaws. The Certificate of Incorporation and bylaws of ITIS INC. and the Articles of Incorporation and bylaws of ITIS HOLDINGS INC. each provide that special meetings of the stockholders may be called only by the board of directors or a committee of the board of directors that is delegated the power to call special meetings by the board of directors. There will be no change to this provision as a result of the reincorporation.

     Special  Meetings  Pursuant  to  Petition  of  Stockholders.  Delaware  law
     -----------------------------------------------------------
provides that a director or a stockholder of a corporation may apply to the Court of Chancery of the State of Delaware if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting taken, in both cases for a period of thirty (30) days after the date designated for the annual meeting or if there is no such date designated, within 13 months after the last annual meeting. Nevada law is more restrictive. Under Nevada law shareholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected. The reincorporation may make it more difficult for the shareholders of ITIS HOLDINGS INC. to require that an annual meeting be held without the consent of the board of directors.

     Cumulative  Voting.  Cumulative  voting for directors entitles stockholders
     ------------------
to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected. Stockholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not otherwise be able to elect any directors. Both Delaware and Nevada law permit cumulative voting if provided for in the certificate or articles of incorporation and pursuant to specified procedures. Neither the Certificate of Incorporation of ITIS INC. nor the Articles of Incorporation of ITIS HOLDINGS INC. provide for cumulative voting. The reincorporation does not change the rights of the shareholders to cumulate their votes.

     Vacancies.  Under  Delaware law, vacancies on the board of directors may be
     ---------
filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the full term of the class of directors in which the vacancy occurred. Similarly, Nevada law provides that vacancies may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. The bylaws of both ITIS INC. and ITIS HOLDINGS INC. address the election of persons to fill vacancies on the board of directors in the same manner.

     Indemnification  of  Officers  and  Directors  and Advancement of Expenses.
     --------------------------------------------------------------------------
Delaware and Nevada have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents. Delaware and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provides for mandatory advancement. Nevada law differs in two respects: First, Nevada law applies to advance of expenses incurred by both officers and directors. Second, under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. There will be no difference in stockholders' rights with respect to this issue because the bylaws of ITIS INC. and ITIS HOLDINGS INC. each provide for the mandatory advancement of expenses of directors and officers.

     Limitation  on  Personal  Liability  of  Directors.  Delaware law permits a
     --------------------------------------------------
corporation to adopt provisions limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. The Certificate of Incorporation of ITIS INC. excluded director liability to the maximum extent allowed by Delaware law. Nevada law permits, and ITIS HOLDINGS INC. has adopted, a broader exclusion of liability of directors to the corporation and its shareholders, providing for an exclusion of all monetary damages for breach of fiduciary duty unless they arise from act or omissions which involve intentional misconduct, fraud or a knowing violation of law or payments of dividends or distributions in excess of the amount allowed. The reincorporation will result in the elimination of any liability of a director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud, or a knowing violation of law.

     Dividends.  Delaware  law  is more restrictive than Nevada law with respect
     ---------
to when dividends may be paid. Under the Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, the Delaware Law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation. Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders. The reincorporation makes it possible for ITIS HOLDINGS INC. to pay dividends or other distributions that would not be payable under Delaware law.

     Restrictions  on  Business  Combinations.  Both  Delaware  and  Nevada  law
     ----------------------------------------
contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under Delaware law, a corporation which is listed on a national securities exchange, included for quotation on the Nasdaq Stock Market or held of record by more than 2,000 stockholders, is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder, unless (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation's board of directors and by the holders of at least 66 2/3% of the corporation's outstanding voting stock at an annual or special meeting (and not by written consent), excluding shares owned by the interested stockholder. Delaware law defines "interested stockholder" generally as a person who owns 15% or more of the outstanding shares of a corporation's voting stock.

     Nevada law regulates business combinations more stringently. First, an "interested stockholder" is defined as a beneficial owner (directly or indirectly) of ten percent (10%) or more of the voting power of the outstanding shares of the corporation. Second, the three-year moratorium can be lifted only by advance approval by a corporation's board of directors. Finally, after the three-year period, combinations with "interested stockholders" remain prohibited unless (i) they are approved by the board of directors, the disinterested stockholders or a majority of the outstanding voting power not beneficially owned by the interested party, or (ii) the interested stockholders satisfy certain fair value requirements. As in Delaware, a Nevada corporation may opt-out of the statute with appropriate provisions in its articles of incorporation.

     Neither the ITIS INC., nor ITIS HOLDINGS INC. have opted out of the applicable statutes and the more stringent requirements of Nevada law apply to mergers and combinations after the Effective Date of the reincorporation.

     Amendment  to  Articles  of  Incorporation/Certificate  of Incorporation or
     ---------------------------------------------------------------------------
Bylaws.  Both  Delaware  and Nevada law require the approval of the holders of a
------
majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation's certificate or articles of incorporation. Both Delaware and Nevada law also provide that in addition to the vote of the shareholders, the vote of a majority of the outstanding shares of a class may be required to amend the certificate of incorporation or articles of incorporation. Neither state requires shareholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation's organizational documents grant such power to its board of directors. Both Delaware and Nevada law permit the number of authorized shares of any such class of stock to be increased or decreased (but not below the number of shares then outstanding) by the board of directors unless otherwise provided in the articles of incorporation or resolution adopted pursuant to the certificate of incorporation, respectively.

     Actions  by  Written Consent of Stockholders.  Both Delaware and Nevada law
     --------------------------------------------
provide that, unless the articles or certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote consents to the action in writing. Delaware law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. Although not required by Nevada law, ITIS HOLDINGS INC.'s bylaws require prompt notice to all shareholders of any action taken by less than unanimous written consent.

     Stockholder  Vote  for Mergers and Other Corporation Reorganizations.  Both
     --------------------------------------------------------------------
jurisdictions require authorization by an absolute majority of the outstanding voting rights, as well as approval by the board of directors, of the terms of a merger or a sale of substantially all of the assets of the corporation. Neither Delaware nor Nevada law require a shareholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the merger agreement does not amend the existing certificate of incorporation of the surviving corporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

                       DEFENSES AGAINST HOSTILE TAKEOVERS

     The following discussion summarizes the reasons for, and the operation and effects of, certain provisions in the ITIS HOLDINGS INC. Articles of Incorporation which management has identified as potentially having an anti-takeover effect it is not intended to be a complete description of all potential anti-takeover effects, and it is qualified in its entirety by reference to the ITIS HOLDINGS INC. Articles of Incorporation and bylaws. Substantially similar provisions were contained in the ITIS INC. Certificate of Incorporation and bylaws and the reincorporation does not change the nature of the anti-takeover provisions or their effect.

     The anti-takeover provisions of the ITIS HOLDINGS INC. Articles of Incorporation are designed to minimize the possibility of a sudden acquisition of control of ITIS HOLDING INC. which has not been negotiated with and approved by the ITIS HOLDINGS INC. board of directors. These provisions may tend to make it more difficult to remove the incumbent members of the board of directors. The provisions would not prohibit an acquisition of control of ITIS HOLDINGS INC. or a tender offer for all of its capital stock. The provisions are designed to discourage any tender offer or other attempt to gain control of ITIS

HOLDINGS INC. in a transaction that is not approved by the board of directors, by making it more difficult for a person or group to obtain control of ITIS HOLDINGS INC. in a short time. However, to the extent these provisions successfully discourage the acquisition of control of ITIS HOLDINGS INC. or tender offers for all or part of its capital stock without approval of the board of directors, they may have the effect of preventing an acquisition or tender offer which might be viewed by stockholders to be in their best interests.

     Tender offers or other non-open market acquisitions of stock are usually made at prices above the prevailing market price. In addition, acquisitions of stock by persons attempting to acquire control through market purchases may cause the market price of the stock to reach levels which are higher than would otherwise be the case. Anti-takeover provisions may discourage such purchases, particularly those of less than all of the outstanding capital stock, and may thereby deprive shareholders of an opportunity to sell their stock at a temporarily higher price. These provisions may therefore decrease the likelihood that a tender offer will be made, and, if made, will be successful. As a result, the provisions may adversely affect those shareholders who would desire to participate in a tender offer. These provisions may also serve to insulate incumbent management from change and to discourage not only sudden or hostile takeover attempts, but any attempts to acquire control which are not approved by the board of directors, whether or not shareholders deem such transactions to be in their best interests.

     Authorized Shares of Capital Stock. The ITIS HOLDINGS INC. Articles of Incorporation authorizes the issuance of up to 50,000,000 shares of serial preferred stock, without any action on the part of the shareholders. Shares of ITIS HOLDINGS INC.'s serial preferred stock with voting rights could be issued and would then represent an additional class of stock required to approve any proposed acquisition. This preferred stock, together with authorized but unissued shares of common stock (the Articles of Incorporation authorizes the issuance of up to 150,000,000 shares of common stock), could represent additional capital stock required to be purchased by an acquiror. Issuance of such additional shares may dilute the voting interest of the ITIS HOLDINGS INC. shareholders. If the board of directors of ITIS HOLDINGS INC. determined to issue an additional class of voting preferred stock to a person opposed to a proposed acquisition, such person might be able to prevent the acquisition single-handedly.

     Stockholder Meetings. Nevada law provides that the annual shareholder meeting may be called by a corporation's board of directors or by such person or persons as may be authorized by a corporation's articles of incorporation or bylaws. The ITIS HOLDINGS INC. Articles of Incorporation provides that annual shareholder meetings may be called only by the ITIS HOLDINGS INC. board of directors or a duly designated committee of the board. Although ITIS HOLDINGS INC. believes that this provision will discourage shareholder attempts to disrupt the business of ITIS HOLDINGS INC. between annual meetings, its effect may be to deter hostile takeovers by making it more difficult for a person or entity to obtain immediate control of ITIS HOLDINGS INC. between one annual meeting as a forum to address certain other matters and discourage takeovers which are desired by the shareholders. ITIS HOLDINGS INC.'s Articles of Incorporation also provides that shareholder proposals at any meeting must be provided to ITIS HOLDINGS INC. at least 30 days prior to such meeting.

     Classified Board of Directors and Removal of Directors. ITIS HOLDINGS INC.'s Articles of Incorporation provides that the board of directors is to be divided into three classes which shall be as nearly equal in number as possible. The directors in each class serve for terms of three years, with the terms of one class expiring each year. Each class currently consists of approximately one-third of the number of directors. Each director will serve until his successor is elected and qualified.

     A classified board of directors could make it more difficult for shareholders, including those holding a majority of ITIS HOLDINGS INC.'s outstanding stock, to force an immediate change in the composition of a majority of the board of directors. Since the terms of only one-third of the incumbent directors expire each year, it requires at least two annual elections for the shareholders to change a majority, whereas a majority of a non-classified board may be changed in one year. The provision for a staggered board of directors affects every election of directors and is not triggered by the occurrence of a particular event such as a hostile takeover. Thus a staggered board of directors makes it more difficult for shareholders to change the majority of directors even when the reason for the change would be unrelated to a takeover.

     Restriction of Maximum Number of Directors and Filling Vacancies on the Board of Directors. Nevada law requires that the board of directors of a corporation consist of one or more members and that the number of directors shall be set by or in the manner described in the corporation's articles of incorporation or bylaws. ITIS HOLDINGS INC.'s Articles of Incorporation provides that the number of directors (exclusive of directors, if any, to be elected by the holders of preferred stock) shall not be less than one or more than 15, as shall be provided from time to time in accordance with the bylaws. The power to determine the number of directors within these numerical limitations is vested in the board of directors and requires the concurrence of at least two-thirds of the entire board of directors. The effect of such provisions may be to prevent a person or entity from quickly acquiring control of ITIS HOLDINGS INC. through an increase in the number of the directors and election of nominees to fill the newly created vacancies.

     Advance Notice Requirements for Nomination of Directors and Proposal of New Business at Annual Stockholder Meetings. ITIS HOLDINGS INC.'s Articles of Incorporation provide that any shareholder desiring to make a nomination for the election of directors or a proposal for new business at a shareholder meeting must submit written notice not less than 30 or more than 60 days in advance of the meeting. This advance notice requirement may give management time to solicit its own proxies in an attempt to defeat any dissident slate of nominations. Similarly, adequate advance notice of shareholder proposals will give management time to study such proposals and to determine whether to recommend to the shareholders that such proposals be adopted. In certain instances, such provisions could make it more difficult to oppose management's nominees or proposals, even if the shareholders believe such nominees or proposals are in their interests. These provisions may tend to discourage persons from bringing up matters disclosed in the proxy materials furnished to the shareholders and could inhibit the ability of shareholders to bring up new business in response to recent developments.

                                APPRAISAL RIGHTS

     The reincorporation was conducted as a merger of ITIS INC. into our wholly owned subsidiary pursuant to Section 253 of the General Corporation Law of the State of Delaware. Delaware law does not provide for any right of appraisal or redemption in connection with mergers of a parent corporation into its subsidiary. The stockholders are not entitled to receive consideration in lieu of the shares of ITIS HOLDINGS INC.

                                    EXHIBIT A


                          PLAN AND AGREEMENT OF MERGER

                                       OF

                                    ITIS INC.
                            (a Delaware corporation)

                                       AND

                               ITIS HOLDINGS INC.
                             (a Nevada corporation)

PLAN AND AGREEMENT OF MERGER entered into on August 26, 2002 by ITIS INC., a Delaware corporation ("ITIS"), and approved by resolution adopted by its Board of Directors on said date, and entered into on August 26, 2002 by ITIS HOLDINGS INC., a Nevada corporation ("Holdings"), and approved by resolution adopted by its Board of Directors on said date.

     WHEREAS, ITIS is a business corporation of the State of Delaware with its registered office therein located at 1209 Orange Street, City of Wilmington, County of New Castle; and

     WHEREAS, the total number of shares of stock which ITIS has authority to issue is 150,000,000, of which 100,000,000 are common stock, $.001 par value per share, and 50,000,000 are preferred stock, $.001 par value per share; and

     WHEREAS, Holdings is a business corporation of the State of Nevada with its registered office therein located at 502 East John Street, City of Carson City; and

     WHEREAS, the total number of shares of stock which Holdings has authority to issue is 200,000,000, of which 150,000,000 are common stock, $.001 par value per share, and 50,000,000 are preferred stock, $.001 par value per share; and

     WHEREAS, the General Corporation Law of the State of Delaware permits a merger of a business corporation of the State of Delaware with and into a business corporation of another jurisdiction; and

     WHEREAS, the General Corporation Law of the State of Nevada permits the merger of a business corporation of another jurisdiction with and into a business corporation of the State of Nevada; and

     WHEREAS, ITIS and Holdings and the respective Boards of Directors thereof declare it advisable and to the advantage, welfare, and best interests of said corporations and their respective stockholders to merge ITIS with and into Holdings pursuant to the provisions of the General Corporation Law of the State of Delaware and pursuant to the provisions of the General Corporation Law of the State of Nevada upon the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly entered into by ITIS and approved by a resolution adopted by its Board of Directors and being thereunto duly entered into by Holdings and approved by a resolution adopted by its Board of Directors, the Merger and the terms and conditions thereof and the mode of carrying the same into effect, are hereby determined and agreed upon as hereinafter in this Plan and Agreement of Merger set forth.

     1. ITIS shall, pursuant to the provisions of the General Corporation Law of the State of Delaware and to the provisions of the General Corporation Law of the State of Nevada, be merged with and into Holdings, which shall be the surviving corporation from and after the effective time of the merger and which is sometimes hereinafter referred to as the "surviving corporation", and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the General Corporation Law of the State of Nevada. The separate existence of ITIS, which is sometimes hereinafter referred to as the "terminating corporation", shall cease at said effective time in accordance with the provisions of the General Corporation Law of the State of Delaware.

     2. The present Articles of Incorporation of the surviving corporation will be the Articles of Incorporation of the surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Law of the State of Nevada.

     3. The present by-laws of the surviving corporation will be the by-laws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Law of the State of Nevada.

     4. The directors and officers in office of the surviving corporation at the effective time of the merger shall be the members of the Board of Directors and the officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the by-laws of the surviving corporation.

     5. Each issued share of the common stock, $.001 par value per share, of the terminating corporation shall, from and after the effective time of the merger, be converted into on tenth (0.1) share of the surviving corporation. The surviving corporation shall not issue any certificate or script representing a fractional share but shall instead issue on full share of the surviving corporation for any fractional interest arising from the merger. Pursuant to the laws of the State of Nevada, each share of the terminating corporation shall be tendered to the surviving corporation for exchange into shares of the surviving corporation within 30 days after the effective time of the merger. Upon receipt of such shares of the terminating corporation, the surviving corporation shall issue a certificate for the whole shares of the surviving corporation that are issuable in exchange for the shares of the terminating corporation. The shares of the surviving corporation that are outstanding immediately prior to the effect time of the merger shall be cancelled and deemed not outstanding as of the effective time of the merger.

     6. Each issued share of the preferred stock, $.001 par value per share, of the terminating corporation shall, from and after the effective time of the merger, be converted into one share of the preferred stock of the surviving corporation, having substantially similar powers, designations, preferences and relative, participating, optional and other rights as the preferred shares of the terminating corporation. Pursuant to the laws of the State of Nevada, each share of the preferred stock of the terminating corporation shall be tendered to the surviving corporation for exchange into shares of the preferred stock of the surviving corporation within 30 days after the effective time of the merger.

     7. The surviving corporation may sue in any court with jurisdiction to cause any stockholder of the terminating corporation to tender certificates representing shares owned by such stockholder to be tendered to the surviving corporation for exchange. Stockholders of the terminating corporation shall have no rights to notices, distributions or voting with respect to the surviving corporation unless the certificates representing shares of the terminating corporation are tendered to the surviving corporation for exchange.

     8. Except to the extent otherwise provided in the terms of outstanding options, warrants or other rights to purchase, or securities convertible into or exchangeable for common stock of the terminating corporation (other than shares of the preferred stock of the terminating corporation), each outstanding option, warrant or other right to purchase, and each outstanding security convertible into or exchangeable for common stock shall be converted into an option, warrant or other right to purchase, or security convertible into or exchangeable for common stock of the surviving corporation on the basis of one share of the surviving corporation for each 10 shares of the terminating corporation. The exercise price or conversion ratio set forth in such option, warrant or other right to purchase, or security convertible into or exchangeable for common stock of the surviving corporation shall be ratably adjusted so that the total exercise or conversion price shall be the same as under the option, warrant, or other right to purchase, or security convertible into or exchangeable for common stock of the terminating corporation.

     9. The surviving corporation does hereby agree that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of the terminating corporation, as well as for enforcement of any obligation of the surviving corporation arising from the merger herein provided for, including any suit or other proceeding to enforce the right of any stockholder of the terminating corporation as and when determined in appraisal proceedings pursuant to the provisions of Section 262 of the General Corporation Law of the State of Delaware; does hereby irrevocably appoint the Secretary of State of the State of Delaware as its agent to accept service of process in any such suit or other proceedings; and does hereby specify the following address without the State of Delaware to which a copy of such process shall be mailed by the Secretary of State of the State of Delaware:

                         10750  Hammerly
                         Second  Floor
                         Houston,  Texas  77043

     10. In the event that this Plan and Agreement of Merger shall have been fully approved and adopted upon behalf of the terminating corporation in accordance with the provisions of the General Corporation Law of the State of Delaware and upon behalf of the surviving corporation in accordance with the provisions of the General Corporation Law of the State of Nevada, the said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of Delaware and by the laws of the State of Nevada, and that they will cause to be performed all necessary acts within the State of Delaware and the State of Nevada and elsewhere to effectuate the merger herein provided for.

     11. The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan and Agreement of Merger or of the merger herein provided for.

     12. The effective time of this Plan and Agreement of Merger, and the time at which the merger herein agreed shall become effective in the State of Delaware and the State of Nevada, shall be on the last to occur of:

     (a) the approval of this Plan and Agreement of Merger by the stockholders of the terminating corporation in accordance with the General Corporation Law of the State of Delaware; or

     (b) the date this Plan and Agreement of Merger, or a certificate of merger meeting the requirements of the General Corporation Law of the State of Nevada, is filed with the Secretary of State of the State of Nevada.

     13. Notwithstanding the full approval and adoption of this Plan and Agreement of Merger, the said Plan and Agreement of Merger may be terminated at any time prior to the filing thereof with the Secretary of State of the State of Nevada.

     14. Notwithstanding the full approval and adoption of this Plan and Agreement of Merger, the said Plan and Agreement of Merger may be amended at any time and from time to time prior to the filing thereof with the Secretary of State of the State of Delaware and at any time and from time to time prior to the filing of any requisite merger documents with the Secretary of State of the State of Nevada except that, without the approval of the stockholders of ITIS and the stockholders of Holdings, no such amendment may (a) change the rate of exchange for any shares of ITIS or the types or amounts of consideration that will be distributed to the holders of the shares of stock of ITIS; (b) change any term of the Articles of Incorporation of the surviving corporation; or (c) adversely affect any of the rights of the stockholders of ITIS or Holdings.

     IN WITNESS WHEREOF, this Plan and Agreement of Merger is hereby executed upon behalf of each of the constituent corporations parties thereto.

Dated:     August 26, 2002         ITIS  INC.

                              By:  /s/  Hunter  Carr
                                   Hunter  M.A.  Carr
                                   President

                                   ITIS  HOLDINGS  INC.

                              By:  /s/  Hunter  Carr
                                   Hunter  M.A.  Carr
                                   President

                                    EXHIBIT B


                            ARTICLES OF INCORPORATION
                            -------------------------

                                       OF

                               ITIS HOLDINGS INC.

     For the purpose of associating to establish a corporation under the provisions and subject to the requirements of Title 7, Chapter 78 of Nevada Revised Statutes, and the acts amendatory thereof, and hereinafter sometimes referred to as the General Corporation Law of the State of Nevada, the undersigned incorporator does hereby adopt and make the following Articles of
Incorporation:

     FIRST:  The name of the corporation (hereinafter called the corporation) is
     -----
ITIS  Holdings  Inc.

     SECOND:  The  name  of  the  corporation's  resident  agent in the State of
     ------
Nevada is CSC Services of Nevada, Inc., and the street address of the said resident agent where process may be served on the corporation is 502 East John Street, Carson City 89706. The mailing address and the street address of the said resident agent are identical.

     THIRD:  The  aggregate  number  of  shares  of all classes of capital stock
     -----
which the corporation has authority to issue is 200,000,000 of which 150,000,000 are to be shares of common stock, $.001 par value, and 50,000,000 are to be preferred stock, $.001 par value. The shares may be issued by the corporation from time to time as approved by the board of directors of the corporation without the approval of the stockholders except as otherwise provided by the General Corporation Law of the State of Nevada, these Articles of Incorporation, or the rules of a national securities exchange if applicable. The consideration for the issuance of the shares shall be paid to or received by the corporation in full before their issuance and shall not be less than the par value per share. The consideration for the issuance of shares shall be cash, services rendered, personal property (tangible or intangible), real property, leases of real property or any combination of the foregoing. In the absence of actual fraud in the transaction, the judgment of the board of directors as to the value of such consideration shall be conclusive. Upon payment of such consideration such shares shall be deemed to be fully paid and nonassessable. In the case of a stock dividend, the part of the surplus of the corporation which is transferred to stated capital upon the issuance of shares as a stock dividend shall be deemed to be the consideration for their issuance.

     (a) Except as provided in Articles of Incorporation, or in the powers, designations preferences and relative rights of any preferred stock, the holders of the common stock shall exclusively possess all voting power. Subject to the provisions of each holder of shares of common stock shall be entitled to one vote for each share held by such holders.

     Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class or series of stock having preference over the common stock as to the payment of dividends, the full amount of dividends and sinking fund or retirement fund or other retirement payments, if any, to which such holders are respectively entitle in preference to the common stock, then dividends may be paid on the common stock, and on any class or series of stock entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends, but only when and as declared by the board of directors of the corporation.

     In the event of any liquidation, dissolution or winding up of the corporation, after there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class having preference over the common stock in any such event, the full preferential amounts to which they are respectively entitled, the holders of the common stock and any class or series of stock entitled to participate therewith, in whole or in part, as to distribution of assets shall be entitled, after payment or provision for payment of all debts and liabilities of the corporation, to receive the remaining assets of the corporation available for distribution, in cash or in kind.

     Each share of common stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of common stock of the corporation.

     (b) Except as provided in these Articles of Incorporation, the board of directors of the corporation is authorized, by resolution or resolutions from time to time adopted, to provide for the issuance of preferred stock in series and to fix and state the powers, designations, preferences and relative, participating, optional or other special rights of the shares of each such series, and the qualifications, limitation or restrictions thereof, including, but not limited to determination of any of the following:

          (1) the distinctive serial designation and the number of shares constituting such series;

          (2) the rights in respect of dividends, if any, to be paid on the shares of such series, whether dividends shall be cumulative and, if so, from which date or dates, the payment or date or dates for dividends, and the participating or other special rights, if any, with respect to dividends;

          (3) the voting powers, full or limited, if any, of the shares of such series;

          (4) whether the shares of such series shall be redeemable and, if so, the price or prices at which, and the terms and conditions upon which such shares may be redeemed:

          (5) the amount or amounts payable upon the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation;

          (6) whether the shares of such series shall be entitled to the benefits of a sinking or retirement fund to be applied to the purchase or redemption of such shares, and, if so entitled, the amount of such fund and the manner of its application, including the price or prices at which such shares may be redeemed or purchased through the application of such funds;

          (7) whether the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation and, if so convertible or exchangeable, the conversion price or prices, or the rate or rates of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

          (8) the subscription or purchase price and form of consideration for which the shares of such series shall be issued; and

          (9) whether the shares of such series which are redeemed or converted shall have the status of authorized but unissued shares of preferred stock and whether such shares may be reissued as shares of the same or any other series of preferred stock.

     Each share of each series of preferred stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of the corporation of the same series, except the times from which dividends on shares which may be issued from time to time of any such series may begin to accrue.

     (c) No holder of any of the shares of any class of the corporation shall be entitled as of right to subscribe for, purchase, or otherwise acquire any shares of any class of the corporation which the corporation proposes to issue or any rights or options which the corporation proposes to grant for the purchase of shares of any class of the corporation or for the purchase of any shares, bonds, securities, or obligations of the corporation which are convertible into or exchangeable for, or which carry any rights, to subscribe for, purchase, or otherwise acquire shares of any class of the corporation; and any and all of such shares, bonds, securities, or obligations of the corporation, whether now or hereafter authorized or created, may be issued, or may be reissued or transferred if the same have been reacquired and have treasury status, and any and all of such rights and options may be granted by the Board of Directors to such persons, firms, corporations, and associations, and for such lawful consideration, and on such terms, as the board of directors in its discretion may determine, without first offering the same, or any thereof, to any said holder.

     (d) No shares of any class or series shall have cumulative voting rights in the election of directors.

     FOURTH:  The  following  provisions shall govern the conduct of meetings of
     ------
the  stockholders  of  the  corporation:

     (a) Meetings of the stockholders may be held at such place as the bylaws may provide.

     (b) Any action required or permitted to be taken at any annual or special meeting of stockholders may be effected by written consent of stockholders constituting a majority of the voting power entitled to vote on such matter at a meeting.

     (c) Special meetings of the stockholders of the corporation for any purpose or purposes may be called at any time by the board of directors of the corporation, or by a committee of the board of directors which has been duly designated by the board of directors and whose power and authority include the power and authority to call such meetings but special meetings may not be called by another person or persons.

     (d) Nominations for the election of directors and proposals for any new business to be taken up at any annual or special meeting of stockholders may be made by the board of directors of the corporation or by any stockholder of the corporation entitled to vote generally in the election of directors. In order for a stockholder of the corporation to make any such nominations and/or proposals at an annual meeting or such proposals at a special meeting, he or she shall give notice thereof in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the corporation not less than thirty days nor more than sixty days prior to any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the corporation not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. Each such notice given by a stockholder with respect to nominations for the election of directors shall set forth (1) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (2) the principal occupation or employment of each such nominee, and (3) the number of shares of stock of the corporation which are beneficially owned by each such nominee. In addition, the stockholder making such nomination shall promptly provide any other information reasonably requested by the corporation.

     (e) Each such notice given by a stockholder to the Secretary with respect to business proposals to bring before a meeting shall set forth in writing as to each matter: (1) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (2) the name and address, as the appear on the corporation's books, of the stockholder proposing such business; (3) the class and number of shares of the corporation which are beneficially owned by the stockholder; and (4) any material interest of the stockholder in such business. Notwithstanding anything in these Articles of Incorporation to the contrary, no business shall be conducted at the meeting except in accordance with the procedures set forth in this Article.

     (f) The Chairman of the annual or special meeting of stockholders may, if the facts warrant, determine and declare to such meeting that a nomination or proposal was not made in accordance with the foregoing procedure, and, if he should so determine, he shall so declare to the meeting and the defective nomination or proposal shall be disregarded and laid over for action at the next succeeding adjourned, special or annual meeting of the stockholders taking place thirty days or more thereafter. This provision shall not require the holding of any adjourned or special meeting of stockholders for the purpose of considering such defective nomination or proposal.

     FIFTH:  The  governing board of the corporation shall be styled as a "Board
     -----
of Directors", and any member of said board shall be styled as a "Director." The number of members constituting the first board of directors of the corporation is six; and the name and the post office box or street address, either residence or business, of each of said members are as follows:


                         NAME             ADDRESS

                  Hunter M.A. Carr   10750 Hammerly
                  Class I            Second Floor
                                     Houston, TX 77041

                  Kelley V. Kirker   10750 Hammerly
                  Class I            Second Floor
                                     Houston, TX 77041

                  George A. Roberts  10750 Hammerly
                  Class II           Second Floor
                                     Houston, TX 77041

                  W. Paul Thayer     10750 Hammerly
                  Class II           Second Floor
                                     Houston, TX 77041

                  Bud Rae            10750 Hammerly
                  Class III          Second Floor
                                     Houston, TX 77041

                  W. Allyn Hoaglund  10750 Hammerly
                  Class III          Second Floor
                                     Houston, TX 77041

     The number of directors of the corporation may be increased or decreased in the manner provided in the bylaws of the corporation; provided, that the number of directors shall never be greater than 15 nor less than one (exclusive of directors, if any, to be elected by holders of preferred stock of the corporation). Exclusive of directors, if any, elected by the holders of preferred stock, all vacancies, including vacancies caused by an increase in the number of directors and including vacancies resulting from the removal of directors by the stockholders entitled to vote which are not filled by said stockholders, may be filled by the vote of a majority of the remaining directors, though less than a quorum.

     The board of directors of the corporation (other than directors which may be elected by the holders of preferred stock), shall be divided into three classes of directors which shall be designated Class I, Class II, and Class III. The members of each class shall be elected for a term of three years and until their successors are elected and qualified. Such classes shall be as nearly equal in number as the then total number of directors constituting the entire board of directors shall permit, exclusive of directors, if any, elected by holders of preferred stock, with the terms of office of all members of one class expiring each year. Should the number of directors not be equally divisible by three, the excess director or directors shall be assigned to Classes I or II as follows: (1) if there shall be an excess of one directorship over the number equally divisible by three, such extra directorship shall be classified in Class I; and (2) if there be an excess of two directorships over a number equally divisible by three, one shall be classified in Class I and the other in Class
II. Directors of Class I shall hold office for a term expiring at the first annual meeting of stockholders, directors of Class II shall hold office for a term expiring at the second succeeding annual meeting of stockholders and directors of Class III shall hold office for a term expiring at the third succeeding annual meeting after the formation of the corporation. Thereafter, at each succeeding annual meeting, directors of each class shall be elected for three-year terms. Notwithstanding the foregoing, the director whose term shall expire at any annual meeting shall continue to serve until such time as his successor shall have been duly elected and shall have qualified unless his position on the board of directors shall have been abolished by action taken to reduce the size of the board of directors prior to said meeting.

     Should the number of directors of the corporation be reduced, the directorship(s) eliminated shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the position(s) to be abolished. Notwithstanding the foregoing, no decrease in the number of directors shall have the effect of shortening the term of any incumbent director. Should the number of directors of the corporation be increased, other than directors which may be elected by the holders of preferred stock, the additional directorships shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the immediately preceding paragraph.

     Whenever the holders of any one or more series of preferred stock of the corporation shall have the right voting separately as a class, to elect one or more directors of the corporation, the board of directors shall include said directors so elected in addition to the number of directors fixed as provided in this Section. Notwithstanding the foregoing, and except as otherwise may be required by law, whenever the holders of any one or more series of preferred stock of the corporation elect one or more directors of the corporation, the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of stockholders.

     SIXTH:  The  name  and  the  post  office  box  or  street  address, either
     -----
residence or business, of the incorporator signing these Articles of Incorporation are as follows:

                NAME                     ADDRESS

        Lawrence E. Wilson       1001  McKinney
                                 18th  Floor
                                 Houston,  TX  77002

     SEVENTH:  The  corporation  shall  have  perpetual  existence.
     -------

     EIGHTH:  The  personal  liability  of  the  directors of the corporation is
     ------
hereby eliminated to the fullest extent permitted by the General Corporation Law of the State of Nevada, as the same may be amended and supplemented.

     NINTH:  The  corporation  shall,  to  the  fullest  extent permitted by the
     -----
General Corporation Law of the State of Nevada, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said Law from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said Law, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

     TENTH:  The  nature  of  the business of the corporation and the objects or
     -----
the purposes to be transacted, promoted, or carried on by it are to engage in any lawful activity. The corporation shall have all the powers of a corporation organized under the General Corporation Law of the State of Nevada.

     ELEVENTH:  These  Articles  of  Incorporation  and  the  bylaws  of  the
     --------
corporation may be repealed, altered, amended or rescinded only by a vote of a majority of the entire board of directors or a majority of the outstanding shares of capital stock, voting as classes.

     IN WITNESS WHEREOF, I do hereby execute these Articles of Incorporation on August 15, 2002.




                                        /s/  Lawrence  E.  Wilson

                            CERTIFICATE OF AMENDMENT
                            ------------------------
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                               ITIS HOLDINGS INC.

                            (Pursuant to NRS 78.380)

     FIRST:  The  undersigned  is  the  sole incorporation or ITIS Holdings Inc.
     -----

     SECOND:  The  original Articles of Incorporation of ITIS Holdings Inc. were
     ------
filed  with  the  Secretary  of State of the State of Nevada on August 15, 2002.

     THIRD:  As  of  the  date  hereof,  no stock of ITIS Holdings Inc. has been
     -----
issued.

     FOURTH:  The  Articles  of  Incorporation  of  ITIS Holdings Inc. is hereby
     ------
amended  by  adding  the  following  provision  thereto:

     TWELFTH:  Upon written demand of the Corporation, each record holder of any
     -------
     shares of the capital stock of any class or series of the Corporation shall provide the Corporation with the name and address of each person for whom such person holds such shares as the beneficial owner, the number, class and series of the shares so held, and manner of holding such shares. Likewise, upon written demand of the Corporation, each beneficial holder of any shares of the capital stock of any class or series of the Corporation shall provide the Corporation with the name and address of any person who has an interest in such shares, directly or indirectly, and the nature of such interest. As used herein, the terms "beneficial owner" shall mean and include any person who has the sole or joint right to dispose of the shares or direct the disposal of shares, the sole or joint economic interest in the shares, or the sole or joint right to receive or direct the receipt of dividends or other distributions relating to the shares.

     IN WITNESS WHEREOF, I do hereby execute these Articles of Incorporation on August 26, 2002.




                                        /s/  Lawrence  E.  Wilson